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                                  [LETTERHEAD]



                          INDEPENDENT AUDITOR'S CONSENT

We hereby consent to the use in this Registration Statement of eUniverse, Inc. on Form S-1/A of our report dated May 14, 1999, relating to the financial statements of Pokemon Village, and to the reference to our Firm under the caption "Experts" in the Prospectus.



                                    MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                                    --------------------------------------------
                                    MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                                    Certified Public Accountants

New York, New York
April 6, 2000